SCHEDULE 14A
                                (Rule 14a -101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-3006

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]  Confidential. For Use of the
[x]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                            JOHN HANCOCK BOND TRUST
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                (Name of Registrant as Specified in Its Charter)

                            JOHN HANCOCK BOND TRUST
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

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                             Important Information
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter concerning your investment in the John Hancock High Yield Bond Fund.

Many of the High Yield Bond Fund's current investment restrictions, which were adopted at the Fund's inception in October 1987, reflect regulatory conditions that are no longer in effect. Many of these restrictions were formerly required by state securities commissions, but the requirements were eliminated by the National Securities Markets Improvement Act of 1996. The Securities and Exchange Commission ("SEC") has changed its position on others.

After careful consideration, your Fund's Trustees have unanimously agreed that modernizing the High Yield Bond Fund's fundamental investment restrictions will benefit all shareholders by providing a clearer and more concise set of restrictions that reflects the current legal and investment environment. The proposed changes are detailed in the enclosed proxy statement, and the rationale for these changes is summarized in the questions and answers on the following pages. I suggest you read both thoroughly before voting.

No Change in Investment Strategy
It is important to note that the adoption of these simplified investment restrictions will in no way alter the John Hancock High Yield Bond Fund's objective of maximizing current income without assuming undue risk. Also, while the range of available investment opportunities and techniques may expand as a result of these amendments, the portfolio management team currently has no intention of changing its investment approach.

Your  Vote  Makes a  Difference!
No matter what the size of your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings at your Fund's expense. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time. I thank you for your prompt vote on this matter.

                                               Sincerely,

                                               /s/ Edward J. Boudreau, Jr.
                                               Edward J. Boudreau, Jr.
                                               Chairman and CEO

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                             Important Information
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Q&A

Q: What is the purpose of the proposed changes?

A: Many of your Fund's current investment restrictions reflect regulatory conditions that are no longer in effect. The proposed changes to your Fund include eliminating these obsolete restrictions on issues such as oil or gas exploration investments. The proposal also calls for amending investment restrictions to reflect the Securities and Exchange Commission's current position on issues such as underwriting, loans and diversification requirements. In addition, the proposal seeks to re-designate certain fundamental investment restrictions as non-fundamental. These include prohibiting the purchase of securities on margin and investing in companies for the purpose of exercising control. Adopting these changes should not affect the way your Fund is managed, but will give it a set of investment restrictions that reflects the current legal and investment environment.

Q: What is a "fundamental" investment restriction?

A: To protect the rights of shareholders, federal laws require that investment companies adopt fundamental restrictions with respect to certain types of investments and practices pertaining to a fund's investment strategy. Fundamental investment restrictions can only be changed by a share-holder vote. Non-fundamental restrictions further define a mutual fund's policies and risk profile, but can be altered by a fund's board of trustees. Your Fund will still have all the fundamental investment restrictions required by federal law if the proposed changes are adopted.

Q: Why are some of these restrictions outdated?

A: Formerly, state authorities had the ability to regulate the investment practices of investment companies and often required the adoption of fundamental restrictions not required by federal law. These state mandates, however, were not consistently applied, changed repeatedly and did not always relate to the underlying objectives and policies of investment companies. Consequently, state-level authority was eliminated by the National Securities Markets Improvement Act of 1996. Many of your Fund's restrictions still reflect these obsolete regulations.

Q&A continued

Q: What are the benefits of the proposed changes?

A: Modernizing the investment restrictions will give your Fund additional flexibility to respond to new opportunities in the evolving high-yield marketplace that match your Fund's investment objective and approach. Simplifying your Fund's investment restrictions will also provide a clearer and more concise picture of the characteristics and risks associated with your Fund.

Q: How do I vote?

A: Most shareholders typically vote by completing, signing and returning the enclosed proxy card using the postage-paid envelope provided. If you prefer to vote in person, you are cordially invited to attend a meeting of shareholders of your Fund, which will be held at 9:00 a.m. on December 9, 1998 at our 101 Huntington Avenue headquarters in Boston, Massachusetts. If you vote now, you will help avoid additional solicitations at your Fund's expense.

                       JOHN HANCOCK HIGH YIELD BOND FUND
                      (a series of John Hancock Bond Trust)
                              101 Huntington Avenue
                                Boston, MA 02199

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 9, 1998


This is the formal agenda for your fund's special meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock High Yield Bond Fund:

A special meeting of shareholders of your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 9, 1998 at 9:00 a.m., Eastern Time, to consider the following:

1(a)-(n). A proposal to amend the fund's investment restrictions. Your board of trustees recommends that you vote FOR this proposal.

2.        Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on September 16, 1998 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now.

                       By order of the board of trustees,
                       Susan S. Newton
                       Secretary



October 5, 1998

                               PROXY STATEMENT OF
                       JOHN HANCOCK HIGH YIELD BOND FUND
                     (a series of John Hancock Bond Trust)

This proxy statement contains the information you should know before voting on the proposals as summarized below.


High Yield Bond Fund will send a free copy of its Annual Report to any shareholder upon request. If you want to obtain a copy of the fund's report, please write to the fund at 101 Huntington Avenue, Boston, Massachusetts 02199, or call John Hancock Funds at 1-800-225-5291.


                                  INTRODUCTION

This proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders of your fund. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 9, 1998 at 9:00 a.m., Eastern Time. The purpose of the meeting is to consider:

1(a)-(n).A proposal to amend the fund's investment restrictions.

2.       Any other business that may properly come before the meeting.

This proxy statement and the proxy card are being mailed to your fund's shareholders on or about October 5, 1998.

Who is Eligible to Vote?

Shareholders of record on September 16, 1998 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                          PROPOSALS 1(a) through 1(n)

                            AMENDMENT TO THE FUND'S
                            INVESTMENT RESTRICTIONS

John Hancock Advisers, Inc. (the "adviser") and your board of trustees recommend that the following changes be made to modernize your fund's fundamental investment restrictions. They recommend eliminating several obsolete restrictions as well as amending and redesignating as non-fundamental a number of other restrictions. The purpose of this proposal is to provide your fund with a set of investment restrictions that reflect the current legal and investment environment. We are asking you to vote on these changes because the restrictions are fundamental and can be changed only with shareholder approval.

The Investment Company Act of 1940 (the "1940 Act") requires mutual funds to adopt fundamental investment restrictions covering certain types of investment practices. However, your fund is also subject to a number of fundamental restrictions that are not required by the 1940 Act or any other current laws. These restrictions were adopted in the past to reflect certain regulatory, business or industry conditions that are no longer in effect, especially the "blue sky" laws formerly imposed by state securities regulations. It is also recommended that some of the fundamental restrictions be liberalized to the extent permitted under the 1940 Act in light of current interpretive positions of the staff of the Securities and Exchange Commission.


The adviser expects that you will benefit from these proposed changes to the fund's fundamental investment restrictions in several ways. First, the high yield bond segment of the fixed income security marketplace continues to grow and evolve. Innovative new products, variations on existing products and new investment techniques are constantly being introduced. The adviser carefully evaluates all new investment opportunities to determine whether any would be suitable for the fund given its investment objective, policies and risk profile. The adviser believes that the proposed changes to the fund's fundamental restrictions will provide the fund with additional flexibility to respond more quickly to new developments and changing trends in the marketplace whenever the adviser determines that a response is both appropriate and prudent.


Second, the proposed changes to the fund's investment restrictions are designed to produce a clearer and more concise set of restrictions. These revised restrictions parallel the investment restrictions of other funds managed by the adviser, which will facilitate the adviser's compliance efforts. Also, these revised restrictions should help investors understand the characteristics and risks associated with this fund and allow for more effective comparison to other mutual funds with similar investment objectives.

Third, the proposed changes to the fund's fundamental restrictions may expand the range of investment opportunities and techniques available to manage the fund's portfolio. However, the fund has no current intention of changing its actual investment strategies as a result of these amendments. In addition, the fund's investment objective of maximizing current income without assuming undue risk remains the same.

                 Proposed Amendments to Investment Restrictions

The table below sets forth the fund's current fundamental restrictions in the left hand column and the proposed amended restrictions in the right hand column. The current restrictions are presented in the same order as they are listed in the fund's statement of additional information. The amended restrictions, if approved, will be reordered in the fund's revised statement of additional information.

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Current Fundamental                      Amended Fundamental
Restriction                              Restriction
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Proposal 1(a)                            Amended as follows: The fund may
Fundamental Restriction #1. The          not borrow money, except: (i) for
Fund may not borrow money in an          temporary or short-term purposes or
amount in excess of 331/3% of its        for the clearance of transactions
total assets, and then only as a         in amounts not to exceed 331/3% of
temporary measure for extraordi-         the value of the fund's total
nary or emergency purposes (except       assets (including the amount
that it may enter into a reverse         borrowed) taken at market value;
repurchase agreement within the          (ii) in connection with the
limits described in the Prospectus       redemption of fund shares or to
or this Statement of Additional          finance failed settlements of
Information), or pledge, mortgage        portfolio trades without
or hypothecate an amount of its          immediately liquidating portfolio
assets (taken at market value) in        securities or other assets; (iii)
excess of 15% of its total assets,       in order to fulfill commitments or
in each case taken at the lower of       plans to purchase additional
cost or market value. For the            securities pending the anticipated
purpose of this restriction,             sale of other portfolio securities
collateral arrangements with             or assets; (iv) in connection with
respect to options, futures con-         entering into reverse repurchase
tracts, options on futures               agreements and dollar rolls, but
contracts and collateral                 only if after each such borrowing
arrangements with respect to             there is asset coverage of at least
initial and variation margins are        300% as defined in the 1940 Act;
not considered a pledge of assets.       and (v) as otherwise permitted
                                         under the 1940 Act. For purposes of
                                         this investment restriction, the
                                         deferral of trustees' fees and
                                         transactions in short sales,
                                         futures contracts, options on
                                         futures contracts, securities or
                                         indices and forward commitment
                                         transactions shall not constitute
                                         borrowing.
                                                      * * * *

                                         Explanation: The amended
                                         restriction does not change the
                                         maximum amount of money which the
                                         fund may borrow but makes more
                                         explicit certain exceptions to the
                                         general prohibition against
                                         borrowing. The amended restriction
                                         also affords the fund additional
                                         flexibility to borrow money for
                                         other than extraordinary or
                                         emergency purposes if the adviser
                                         determines such borrowing is in the
                                         best interests of the fund and is
                                         consistent both with the fund's
                                         investment objective and with the
                                         requirements of the 1940 Act.
--------------------------------------------------------------------------------
                                        3

--------------------------------------------------------------------------------
Current Fundamental                      Amended Fundamental
Restriction                              Restriction
--------------------------------------------------------------------------------
1(a) (cont'd)                                       * * * *
                                         The second part of the existing
                                         restriction relating to the
                                         pledging, mortgaging or
                                         hypothecating of the fund's assets
                                         has been eliminated. This
                                         restriction was imposed on the fund
                                         by state securities regulations
                                         that no longer apply to the fund.
--------------------------------------------------------------------------------
Proposal 1(b)                            Amended as follows: The fund may
Fundamental Restriction #2. The          not act as an underwriter, except
Fund may not underwrite securities       to the extent that in connection
issued by other persons except           with the disposition of portfolio
insofar as the Fund may technically      securities, the Fund may be deemed
be deemed an underwriter under the       to be an underwriter for purposes
Securities Act of 1933 in selling a      of the Securities Act of 1933.
portfolio security.                                 * * * *
                                         Explanation: The 1940 Act prohibits
                                         the fund from underwriting
                                         securities of other issuers. The
                                         amended restriction is
                                         substantively identical to the
                                         current restriction, but is
                                         rewritten to conform the
                                         restriction to the language of the
                                         other John Hancock funds'
                                         restrictions.
--------------------------------------------------------------------------------
Proposal 1(c)                            Amended and restated as two
Fundamental Restriction #3. The          restrictions as follows: The fund
Fund may not purchase or retain          may not purchase, sell or invest in
real estate (including limited           real estate, but subject to its
partnership interests but excluding      other investment policies and
securities of companies, such as         restrictions may invest in
real estate investment trusts,           securities of companies that deal
which deal in real estate or             in real estate or are engaged in
interests therein and securities         the real estate business. These
secured by real estate), or mineral      companies include real estate
leases, commodities or commodity         investment trusts and securities
contracts (except contracts for the      secured by real estate or interests
future delivery of fixed income          in real estate. The fund may hold
securities, stock index and              and sell real estate acquired
currency futures and options on          through default, liquidation or
such futures) in the ordinary            other distributions of an interest
course of its business. The Fund         in real estate as a result of the
reserves the freedom of action to        fund's ownership of securities.
hold and to sell real estate or          The fund may not invest in
mineral leases, commodities or           commodities or commodity futures
commodity contracts acquired as a        contracts, except for transactions
result of the ownership of               in financial derivative contracts,
securities.                              such as forwardcurrency contracts;
                                         financial futures contracts and
                                         options financial futures
                                         contracts; options on securities,
                                         currencies and financial indices;
                                         and swaps, caps, floors, collars
                                         and swaptions.

                                                    * * * *

                                         Explanation: The existing
                                         restriction contains two unrelated
                                         restrictions. These restrictions
                                         have been separated into two
                                         amended restrictions for improved
                                         clarity. The two amended
                                         restrictions are substantively
                                         identical to the existing
                                         restriction.
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                                        4

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Current Fundamental                   Amended Fundamental
Restriction                           Restriction
--------------------------------------------------------------------------------

Proposal 1(d)                         Eliminated (not required by the 1940 Act).
Fundamental Restriction #4. The
Fund may not invest in direct                       * * * *
participation interests in oil, gas   Explanation: This restriction was
or other mineral exploration or       imposed on the fund by state
development programs.                 securities regulations that no
                                      longer apply to the fund. The fund
                                      does not currently plan to invest
                                      in direct participation interests
                                      in oil, gas or other mineral
                                      exploration or development programs
                                      as part of its investment strategy.

--------------------------------------------------------------------------------
Proposal 1(e)                         Amended as follows: The fund may
Fundamental Restriction #5. The       not make loans, except that the
Fund may not make loans to other      fund may (1) lend portfolio
persons except by the purchase of     securities in accordance with the
obligations in which the Fund is      fund's investment policies up to
authorized to invest and by           331/3% of the fund's total assets
entering into repurchase              taken at market value, (2) enter
agreements; provided that the Fund    into repurchase agreements, and (3)
may lend its portfolio securities     purchase all or a portion of an
not in excess of 30% of its total     issue of publicly distributed debt
assets (taken at market value). Not   securities, bank loan participation
more than 10% of the Fund's total     interests, bank certificates of
assets (taken at market value) will   deposit, bankers acceptances,
be subject to repurchase agreements   debentures or other securities,
maturing in more than seven days.     whether or not the purchase is made
For these purposes the purchase of    upon the original issuance of the
all or a portion of an issue of       securities.
debt securities shall not be
considered the making of a loan.                    * * * *
                                      Explanation: The first part of the
                                      existing restriction is not
                                      substantively changed, but has been
                                      rewritten to conform to a more
                                      modern phrasing of lending
                                      restrictions.
                                      The second part of the existing
                                      restriction is not required under
                                      the 1940 Act and has been
                                      eliminated. The fund's board has
                                      adopted a non-fundamental
                                      restriction which limits the fund's
                                      investments in illiquid securities
                                      to 15% of its net assets.
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                                       5

--------------------------------------------------------------------------------
Current Fundamental                   Amended Fundamental
Restriction                           Restriction
--------------------------------------------------------------------------------
Proposal 1(f)                         Amended as follows: With respect to
Fundamental Restriction #6. The       75% of the fund's total assets, the
Fund may not purchase the             fund may not invest more than 5% of
securities of any issuer if such      the fund's total assets in the
purchase, at the time thereof,        securities of any single issuer or
would cause more than 5% of its       own more than 10% of the
total assets (taken at market         outstanding voting securities of
value) to be invested in the          any one issuer, in each case other
securities of such issuer, other      than (i) securities issued or
than securities issued or             guaranteed by the U.S. Government,
guaranteed by the United States or    its agencies or its
any state or political subdivision    instrumentalities or (ii)
thereof, or any political             securities of other investment
subdivision of any such state, or     companies.
any agency or instrumentality of
the United States, any state or                * * * *
political subdivision thereof, or
any political subdivision of any      Explanation: The amended
such state. In applying these         diversification restriction will
limitations, a guarantee of a         apply to 75% instead of 100% of the
security will not be considered a     fund's total assets. The 100%
security of the guarantor, provided   limitation is not required by the
that the value of all securities      1940 Act. This change will allow
issued or guaranteed by that          the fund to invest up to 25% of its
guarantor, and owned by the Fund,     total assets in the securities of
does not exceed 10% of the Fund's     any one issuer, which will provide
total assets. In determining the      the fund with additional
issuer of a security, each state      flexibility to invest more
and each political subdivision,       significantly in certain issuers
agency and instrumentality of each    when the adviser determines that an
state and each multi-state agency     investment presents a special
of which such state is a member is    opportunity for the fund. This
a separate issuer. Where securities   change would also increase the
are backed only by assets and         risks of investing in the fund
revenues of a particular              because the fund would become more
instrumentality, facility or          susceptible to events that effect
subdivision, such entity is           individual issuers.
considered the issuer.
--------------------------------------------------------------------------------
Proposal 1(g)                         Reclassified as a non-fundamental
Fundamental Restriction #7. The       restriction (not required to be
Fund may not invest in companies      fundamental by the 1940 Act).
for the purpose of exercising                    * * * *
control or management.
                                      Explanation: The board has adopted
                                      a non-fundamental policy to
                                      prohibit the fund from investing in
                                      companies for the purpose of
                                      exercising control or management of
                                      any company.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
Current Fundamental                   Amended Fundamental
Restriction                           Restriction
--------------------------------------------------------------------------------
Proposal 1(h)                         Eliminated (not required by the 1940 Act).
Fundamental Restriction #8. The                  * * * *
Fund may not purchase or retain in
its portfolio any securities issued   Explanation: This restriction was
by an issuer any of whose officers,   imposed by state securities
directors, trustees or security       regulations that no longer apply to
holders is an officer or Trustee of   the fund. This restriction is not
such Fund, or is a member, partner,   necessary because principal
officer or Director of the Adviser,   transactions (the direct purchase
if after the purchase of the          or sale of securities for a
securities of such issuer by the      person's own account) with
Fund one or more of such persons      affiliated persons (persons who
owns beneficially more than 1/2 of    have an existing relationship with
1% of the shares or securities, or    the fund, such as any employee,
both, all taken at market value, of   officer or trustee of the fund) are
such issuer, and such persons         already restricted by the 1940 Act.
owning more than 1/2 of 1% of such
shares or securities together own
beneficially more than 5% of such
shares or securities, or both, all
taken at market value.
--------------------------------------------------------------------------------
Proposal 1(i)                         Amended and reclassified as a
Fundamental Restriction #9. The       non-fundamental restriction (not
Fund may not purchase any             required to be fundamental by the
securities or evidences of interest   1940 Act).
therein on margin, except that the
Fund may obtain such short-term                  * * * *
credit as may be necessary for the
clearance of purchases and sales of   Explanation: The board has adopted
securities, and the Fund may make     a non-fundamental restriction
deposits on margin in connection      prohibiting the fund from
with futures contracts and related    purchasing securities on margin.
options.                              The non-fundamental restriction is
                                      substantively identical to the
                                      existing fundamental restriction.

--------------------------------------------------------------------------------
Proposal 1(j)                         Eliminated (not required by the 1940 Act).
Fundamental Restriction #10. The
Fund may not sell any security                   * * * *
which the Fund does not own unless
by virtue of its ownership of other   Explanation: Elimination of this
securities it has at the time of      restriction means that the fund may
sale a right to obtain securities     engage in short sales to the extent
without payment of further            permitted by the 1940 Act. The fund
consideration equivalent in kind      does not engage in short sales as
and amount to the securities sold     part of its investment strategy and
and provided that if such right is    has no current intention to do so.
conditional the sale is made upon
equivalent conditions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Current Fundamental                   Amended Fundamental
Restriction                           Restriction
--------------------------------------------------------------------------------
Proposal 1(k)                         Eliminated (not required by the 1940 Act).
Fundamental Restriction #11. The                 * * * *
Fund may not knowingly invest in
securities which are subject to       Explanation: As noted in Proposal
legal or contractual restrictions     1(e) above, the fund's board has
on resale or for which there is no    adopted a non-fundamental
readily available market (e.g.,       restriction limiting the fund's
trading in the security is            investments in illiquid securities
suspended or market makers do not     to 15% of its net assets.
exist or will not entertain bids or
offers), except for repurchase
agreements, if, as a result thereof
more than 10% of the Fund's total
assets (taken at market value)
would be so invested.
--------------------------------------------------------------------------------
Proposal 1(l)                         Amended as follows: The fund may
Fundamental Restriction #12. The      not issue senior securities, except
Fund may not issue any senior         to the extent permitted by the 1940
security (as that term is defined     Act.
in the [1940 Act]) if such issuance
is specifically prohibited by the                * * * *
[1940 Act] or the rules and
regulations promulgated thereunder.   Explanation: This restriction has
For the purpose of this               been amended for improved clarity,
restriction, collateral               but has not been substantively
arrangements with respect to          changed.
options, futures contracts and
options on futures contracts and
collateral arrangements with
respect to initial and variation
margins are not deemed to be the
issuance of a senior security.
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                                       8
--------------------------------------------------------------------------------
Current Fundamental                   Amended Fundamental
Restriction                           Restriction
--------------------------------------------------------------------------------
Proposal 1(m)                         Amended as follows: The fund may
Fundamental Restriction #13. The      not purchase the securities of
Fund may not invest more than 25%     issuers conducting their principal
of its total assets (taken at         activity in the same industry if,
market value) in the securities of    immediately after such purchase,
issuers engaged in any one            the value of its investments in
industry, except that the Fund may    such industry would equal or exceed
invest up to 40% of the value of      25% of its total assets taken at
its total assets in the securities    market value at the time of such
of issuers engaged in the electric    purchase, except that (i) the fund
utility and telephone industries.     may invest up to 40% of the value
The Adviser follows a policy of not   of its total assets in the
causing the Fund to invest more       securities of issuers engaged in
than 25% of its total assets.         the electric utility and telephone
Obligations issued or guaranteed by   industries and (ii) this limitation
the U.S. Government or its agencies   does not apply to investments in
and instrumentalities are not         obligations of the U.S. Government
subject to the foregoing 25%          or any of its agencies or
limitation. The Adviser follows a     instrumentalities. The fund may not
policy of not causing the Fund to     concentrate its investments in the
invest more than 25% of its total     securities of issuers engaged in
assets in the securities of issuers   the electric utility industry or
engaged in the electric utility       the telephone industry unless
industry or the telephone industry    yields available for four
unless yields available for four      consecutive weeks in the four
consecutive weeks in the four         highest rating categories on new
highest rating categories on new      issue bonds in either industry
issue bonds in this industry (issue   (issue size of $50 million or more)
size of $50 million or more) have     have averaged greater than the
averaged greater than the yields of   yields of new issue long-term
new issue long-term industrial        industrial bonds similarly rated
bonds similarily rated (issue size    (issue size of $50 million or more)
of $50 million or more) and, in the   and, in the opinion the adviser,
opinion of the Adviser, the           the relative return available from
relative return available from the    the electric utility or telephone
electric utility or telephone         industry and the relative risk,
industry and the relative risk,       market-ability, quality and
marketability, quality and            availability of securities of this
availability of securities of this    industry justify such an
industry justifies such an            investment.
investment. Obligations issued or
guaranteed by the U.S. Government                * * * *
or its agencies and
instrumentalities are not subject     Explanation: The 1940 Act requires
to the foregoing 25% limitation. In   that the fund adopt a fundamental
addition, for purposes of this        restriction with respect to
limitation, determinations of what    concentrating its investments in
constitutes an industry are made in   particular industries. However, the
accordance with specific industry     1940 Act does not require that the
codes set forth in the Standard       concentration restriction reference
Industrial Classification Manual      how industry classifications are
and without considering groups of     determined, and that part of the
industries (e.g., all utilities),     restriction has been eliminated.
to be an industry.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Current Fundamental                   Amended Fundamental
Restriction                           Restriction
--------------------------------------------------------------------------------

Proposal 1(n)                         Amended and incorporated into
Fundamental Restriction #14. The      Proposal 1(f).
Fund may not purchase securities of
any issuer (others than securities               * * * *
issued or guaranteed by the U.S.
Government or its agencies or         Explanation: This restriction has
instrumentalities) if such            been incorporated into the
purchase, at the time thereof,        diversification policy listed in
would cause the Fund to hold more     Proposal 1(f) above. The amended
than 10% of any class of securities   restriction remains substantively
of such issuer. For this purpose,     identical except it will apply to
all indebtedness of an issuer shall   75% instead of 100% of the fund's
be deemed a single class and all      total assets.
preferred stock of an issuer shall
be deemed a single class.

--------------------------------------------------------------------------------

                      BOARD EVALUATION AND RECOMMENDATION

The trustees believe that the proposed amendments to the fund's restrictions will more clearly reflect current regulatory practice and will expand the investment opportunities available to the fund. Accordingly, the trustees recommend that you approve the proposal to change the fund's fundamental investment restrictions as described above.

If the required approval of a change to a restriction is not obtained, the current investment restriction will continue in effect.

The trustees of your fund recommend that the shareholders of your fund vote for the proposal to amend the fund's investment restrictions.

                        VOTING RIGHTS AND REQUIRED VOTE
Each share of your fund is entitled to one vote. Approval of each proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means with respect to each proposal the vote of the lesser of:

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2)      more than 50% of the outstanding shares of the fund.


Shares of your fund represented in person or by proxy, including those that abstain on a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.


However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of the adviser, the fund's principal distributor, John Hancock Funds, and the fund's transfer agent, John Hancock Signature Services, Inc., or by broker-dealer firms. Signature Services, together with a third-party solicitation firm, has agreed to provide proxy solicitation services at a cost of approximately $13,000, which will be paid by the fund.


The mailing address of the fund, the adviser and John Hancock Funds, Inc. is 101 Huntington Avenue, Boston, Massachusetts 02199.

Revoking Proxies

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

      o By filing a written notice of revocation with your fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000,


      o By returning a duly executed proxy with a later date before the time of the meeting, or


      o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of the fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of September 16, 1998, 34,131,057 Class A shares, 104,831,753 Class B shares and 1,388,201 Class C shares of beneficial interest of the fund were outstanding. Only shareholders of record on September 16, 1998 (record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.


Other Business

The fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the fund may also arrange to have votes recorded by telephone by officers and employees of the fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, the telephone votes would not be counted at the meeting. The fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.


     o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

     o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

     o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

     o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

                        OWNERSHIP OF SHARES IN THE FUND

As of September 16, 1998, Merrill Lynch, Pierce, Fenner & Smith, Inc. of Jacksonville, Florida, broker-dealers, held of record 10.34% of the outstanding Class A shares, 27.10% of the outstanding Class B shares and 23.04% of the outstanding Class C shares, which it held on behalf of its customers who are the beneficial owners of these shares. To the knowledge of the fund, no other persons owned of record or beneficially 5% or more of the outstanding Class A, Class B or Class C shares of your fund.

As of September 16, 1998, the trustees and officers of the fund owned in the aggregate less than 1% of the outstanding shares of the fund.

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
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



                     =======================================

                                    Thank You

                                   for mailing
                                 your proxy card
                                    promptly!

                     =======================================

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

John Hancock Funds, Inc., Member NASD
101 Huntington Avenue, Boston, MA  02199-7603
1-800-225-5291    1-800-554-6713 (TDD)
John Hancock(R)                                                       570PX 9/98

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

                          VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS


Specify your desired action by check marks in the appropriate space(s). This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have discretionary authority which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters which properly come before the meeting.
You may either check one box to direct the voting of your shares for all items together or you may specify the voting ofyour shares for these items individually, whichever method you prefer.

              \/ Please detach at perlocation before mailing. \/

To specify your desired action for all items together:           FOR ALL     AGAINST ALL     ABSTAIN ALL
ITEMS 1(a)-(n): To amend the fund's investment restrictions.       [ ]           [ ]             [ ]   1.

To specify your desired action for each item individually:         FOR         AGAINST         ABSTAIN
ITEM 1(a): To amend the fund's investment                          [ ]           [ ]             [ ]   1(a).
           restriction on borrowing money.

ITEM 1(b): To amend the fund's investment                          [ ]           [ ]             [ ]   1(b).
           restriction on underwriting securities.

ITEM 1(c): To amend the fund's investment                          [ ]           [ ]             [ ]   1(c).
           restriction on purchasing real estate and
           commodities.

ITEM 1(d): To eliminate the fund's                                 [ ]           [ ]             [ ]   1(d).
           investment restriction on direct investments
           in oil, gas or other mineral exploration
           ventures.

ITEM 1(e): To amend the fund's investment                          [ ]           [ ]             [ ]   1(e).
           restriction on making loans.

ITEM 1(f): To amend the fund's investment                          [ ]           [ ]             [ ]   1(f).
           restriction on portfolio diversification.

ITEM 1(g): To eliminate the fund's                                 [ ]           [ ]             [ ]   1(g).
           fundamental investment restriction on
           investing for the purpose of exercising
           control and reclassify the restriction as
           non-fundamental.

ITEM 1(h): To eliminate the fund's                                 [ ]           [ ]             [ ]   1(h).
           investment restriction on investing in
           affiliated companies.

ITEM 1(i): To eliminate the fund's                                 [ ]           [ ]             [ ]   1(i).
           fundamental investment restriction on
           purchasing securities on margin and
           reclassify the restriction as
           non-fundamental.

ITEM 1(j): To eliminate the fund's                                 [ ]           [ ]             [ ]   1(j).
           investment restriction on short sales.

ITEM 1(k): To eliminate the fund's                                 [ ]           [ ]             [ ]   1(k).
           investment restriction on investing in
           restricted securities.

ITEM 1(l): To amend the fund's investment                          [ ]           [ ]             [ ]   1(l).
           restriction on issuing senior securities.

ITEM 1(m): To amend the fund's investment                          [ ]           [ ]             [ ]   1(m).
           restriction on concentration.

ITEM 1(n): To amend the fund's investment                          [ ]           [ ]             [ ]   1(n).
           restriction on diversification with respect
           to investments in any one issuer.


[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

                          VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS


               \/ Please detach at perlocation before mailing. \/


JOHN HANCOCK HIGH YIELD BOND FUND                        THIS PROXY IS SOLICITED
A SERIES OF JOHN HANCOCK BOND TRUST                     BY THE BOARD OF TRUSTEES


         The undersigned holder of shares of beneficial interest of John Hancock High Yield Bond Fund hereby constitutes and appoints Anne C. Hodsdon, James B. Little and Susan S. Newton, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the special meeting of shareholders of the fund to be held on Wednesday, December 9, 1998 at the offices of the fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., eastern time, and at any and all adjournments thereof, relating to all shares of the fund held by the undersigned or relating to all shares of the fund held by the undersigned which the undersigned would be entitled to vote or act with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.


                  Date ______________________________________________ , 1998

                  o Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.

                  o Please sign exactly as your name or names appear in the box on the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                  o If a corporation, please sign in full corporate name by president or other authorized officer.

                  o If a partnership, please sign in partnership name by authorized person.


                  __________________________________________________________




                  __________________________________________________________
                  Signature(s)